Semiannual Report - Financial Statements

T. Rowe Price

Tax-Free Income Fund

August 31, 2001


T. Rowe Price Tax-Free Income Fund
--------------------------------------------------------------------------------
Unaudited

Financial Highlights             For a share outstanding throughout each period
--------------------------------------------------------------------------------

              6 Months       Year
                 Ended      Ended
               8/31/01    2/28/01    2/29/00    2/28/99    2/28/98    2/28/97

NET ASSET VALUE
Beginning
of period      $   9.72   $   9.10   $   9.94   $   9.95   $   9.59   $   9.66

Investment activities

 Net investment
 income (loss)     0.26       0.49       0.49       0.50       0.52       0.52
 Net realized
 and unrealized
 gain (loss)       0.19       0.62      (0.83)      0.03       0.36      (0.07)

 Total from
 investment
 activities        0.45       1.11      (0.34)      0.53       0.88       0.45

Distributions
 Net investment
 income           (0.24)     (0.49)     (0.49)     (0.50)     (0.52)     (0.52)
 Net realized
 gain                --         --      (0.01)     (0.04)        --         --

 Total
distributions     (0.24)     (0.49)     (0.50)     (0.54)     (0.52)     (0.52)

NET ASSET VALUE

End of
period         $   9.93   $   9.72   $   9.10   $   9.94   $   9.95   $   9.59
--------------------------------------------------------------------------------

Ratios/Supplemental Data

Total return
(diamond)          4.76%     12.55%     (3.42%)     5.48%      9.37%      4.81%

Ratio of
total expenses
to average
net assets         0.55%!     0.54%      0.55%      0.55%      0.55%      0.57%

Ratio of net
investment income
(loss) to average
net assets         5.04%!     5.25%      5.24%      5.06%      5.31%      5.41%

Portfolio
turnover rate      30.2%!     28.6%      44.3%      34.1%      36.3%      40.7%

Net assets,
end of period
(in millions)  $  1,458   $  1,403   $  1,311   $  1,483   $  1,396   $  1,337


(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions

     !    Annualized

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Tax-Free Income Fund
--------------------------------------------------------------------------------
Unaudited                                                        August 31, 2001


Statement of Net Assets                                Par                Value
--------------------------------------------------------------------------------
                                                            In thousands

ALABAMA  1.3%

Alabama Water Pollution Control Auth.,Revolving Fund Loan
    6.75%, 8/15/17 (AMBAC Insured)            $      2,685      $         2,981

Alexander Special CareFac. Fin. Auth., Russell Hosp.
    6.00%, 12/1/2                                    3,125                2,807

Baldwin County Eastern Shore Health Care Auth.
  Thomas Hosp.
    5.75%, 4/1/27                                    2,500                2,125

    6.75%, 4/1/21                                    1,450                1,437

Hoover Board of Ed., TAW,
    5.25%, 2/15/18 (MBIA Insured)                    4,065                4,228

Mobile, GO
  Capital Improvement Warrants

    Zero Coupon, 8/15/16 (MBIA Insured)              4,330                1,666

    Zero Coupon, 8/15/17 (MBIA Insured)              4,435                1,590

    Zero Coupon, 8/15/20 (MBIA Insured)              5,000                1,846

Total Alabama (Cost  $18,379)                                            18,680
                                                                   ------------

ALASKA  1.1%

Alaska Housing Fin.
    5.30%, 12/1/17                                   3,565                3,644

    5.85%, 12/1/14 (MBIA Insured)                    1,705                1,762

    5.875%, 12/1/24 (MBIA Insured)                   5,510                5,658

    6.00%, 12/1/40                                   5,000                5,172

Total Alaska (Cost  $15,445)                                             16,236
                                                                   ------------

ARIZONA  0.4%

Arizona School Fac. Board,
    5.50%, 7/1/18                                    5,000                5,402

Total Arizona (Cost  $5,184)                                              5,402
                                                                   ------------

ARKANSAS  0.5%

Little Rock Health Fac. Board, Baptist Medical Center
    6.85%, 11/1/08                                   2,495                2,887

North Little Rock, Electric System
    6.50%, 7/1/15 (MBIA Insured)                     4,000                4,849

Total Arkansas (Cost  $6,477)                                             7,736
                                                                   ------------

CALIFORNIA  4.2%

Foothill / Eastern Transportation Corridor Agency
  California Toll Road
    Zero Coupon, 1/1/15
    (Escrowed to Maturity)                    $      5,000      $         2,752

    Zero Coupon, 1/1/17
    (Escrowed to Maturity)                          20,000                9,751

    Zero Coupon, 1/1/26
    (Escrowed to Maturity)                           5,000                1,465

Los Angeles City, GO
    6.00%, 9/1/14 (MBIA Insured)
    (Prerefunded 9/1/04!)                            5,000                5,589

Los Angeles County, COP
  Marina del Rey
    6.25%, 7/1/03                                    1,965                2,044

    6.50%, 7/1/08                                    3,250                3,440

Los Angeles County Metropolitan Transportation Auth.
    6.25%, 7/1/13 (MBIA Insured)
    (Prerefunded 7/1/02!)                            8,965                9,428

Los Angeles Dept. Water & Power Waterworks
    5.125%, 7/1/41 (FGIC Insured)                    5,000                5,094

Los Angeles Harbor Dept.
    7.60%, 10/1/18 (Escrowed to Maturity)            3,440                4,414

Los Angeles Water & Power, 5.375%, 7/1/19
    (MBIA Insured)                                   5,000                5,244

Orange County, COP, 9.595%, 7/1/19
    (MBIA Insured)                                   3,000                3,534

Southern California Public Power Auth.,
    6.75%, 7/1/11                                    4,050                4,889

Union Elementary School Dist., GO
    Zero Coupon, 9/1/12 (FGIC Insured)               2,945                1,840

    Zero Coupon, 9/1/13 (FGIC Insured)               3,520                2,076

Total California (Cost  $52,224)                                         61,560
                                                                   ------------

COLORADO  2.4%

Colorado HFA, 6.50%, 11/15/31                        2,500                2,643

Colorado Springs Utilities, 5.375%, 11/15/26        10,000               10,235

E-470 Public Highway Auth.
    Zero Coupon, 9/1/13 (MBIA Insured)              10,000                5,740

    Zero Coupon, 8/31/26
    (Prerefunded 8/31/05!)                           5,500                1,003

Jefferson County School Dist., GO
    6.00%, 12/15/12 (AMBAC Insured)
    (Prerefunded 12/15/02!)                   $      8,000      $         8,433

Lower Colorado River Auth., 6.00%,
    5/15/12 (FSA Insured)                            6,095                6,889

Total Colorado (Cost  $31,829)                                           34,943
                                                                   ------------

CONNECTICUT  0.6%

Connecticut, 7.125%, 6/1/10                          7,350                8,909

Total Connecticut (Cost  $7,355)                                          8,909
                                                                   ------------

DELAWARE  0.5%

Delaware Economic Dev. Auth., PCR
    4.90%, 5/1/26 (AMBAC Insured)                    3,000                3,124

Delaware HFA, Beebe Medical Center,
    6.75%, 6/1/14                                    3,500                3,636

Total Delaware (Cost  $6,438)                                             6,760
                                                                   ------------

DISTRICT OF COLUMBIA  2.6%

District of Columbia
    6.00%, 6/1/14 (MBIA Insured)
    (Escrowed to Maturity)                           2,305                2,679

District of Columbia, GO
    5.25%, 6/1/27 (MBIA Insured)                     9,975               10,102

    6.00%, 6/1/14 (MBIA Insured)                     4,400                5,095

    6.00%, 6/1/15 (MBIA Insured)                     1,550                1,795

    6.00%, 6/1/17 (MBIA Insured)                     3,250                3,760

  Henry J. Kaiser Foundation
    VRDN (Currently 2.20%)                           5,000                5,000

District of Columbia Tobacco Settlement Fin.,
    5.25%, 5/15/09                                   5,000                5,199

Washington Convention Center Auth.
    4.75%, 10/1/28 (AMBAC Insured)                   4,700                4,436

Total District of Columbia (Cost  $34,644)                               38,066
                                                                   ------------

FLORIDA  2.2%

Dade County, Capital Appreciation
    Zero Coupon, 2/1/09 (MBIA Insured)              12,185                8,853

    Zero Coupon, 2/1/13 (MBIA Insured)               8,300                4,597

Highlands County HFA, Hosp. Adventist/Sunbelt
    6.00%, 11/15/31                           $      2,750      $         2,870

Jacksonville Electric Auth., Electric Systems
    VRDN (Currently 2.55%)                           1,000                1,000

Jacksonville HFA, Genesis Rehabilitation Hosp.
    VRDN (Currently 2.50%)                           1,000                1,000

Orange County HFA, Westminster Community Care
    6.75%, 4/1/34                                    2,500                2,254

Orange County IDA, W. W. Grainger
    VRDN (Currently 2.20%)                           1,185                1,185

Port St. Lucie, Capital Appreciation
    Zero Coupon, 9/1/16 (FGIC Insured)
    (Prerefunded 9/1/06!)                            5,000                2,367

    Zero Coupon, 9/1/26 (FGIC Insured)
    (Prerefunded 9/1/06!)                            5,000                1,243

St. Lucie County PCR, Power & Light,
    VRDN (Currently 2.55%)                           2,400                2,400

Tampa Bay Water Utility Systems
  Refunding & Improvement Series
    6.00%, 10/1/29 (FGIC Insured)                    4,000                4,715

Total Florida (Cost  $30,393)                                            32,484
                                                                   ------------

GEORGIA  7.4%

Chatham County Hosp. Auth., 6.125%, 1/1/24           4,000                4,230

Coweta County Residential Care Fac. for the Elderly Auth.
  Wesley Woods of Newnan-Peachtree City
    8.20%, 10/1/16                                   1,350                1,442

    8.25%, 10/1/26                                   1,800                1,927

DeKalb County Water & Sewage, 5.125%, 10/1/31       11,000               11,118

Effingham County IDA, PCR, 6.50%, 6/1/31             5,000                5,228

Forsyth County School Dist., GO, 5.75%, 2/1/18       2,800                3,083

Fulton-Dekalb Hosp. Auth.
  Grady Memorial Hosp.
    6.80%, 1/1/07 (AMBAC Insured)
    (Escrowed to Maturity)                           5,530                6,411

    6.80%, 1/1/08 (AMBAC Insured)
    (Escrowed to Maturity)                           5,905                6,938

    6.85%, 1/1/09 (AMBAC Insured)
    (Escrowed to Maturity)                           6,310                7,524

Fulton-Dekalb Hosp. Auth.
  Grady Memorial Hosp.
    6.85%, 1/1/10 (AMBAC Insured)
    (Escrowed to Maturity)                    $      6,745      $         8,138

Fulton-DeKalb Private Hosp. Auth.,
  Egleston Childrens Hosp.
    VRDN (Currently 2.05%)                           3,000                3,000

Georgia Municipal Electric Auth. Power
    6.40%, 1/1/07 (AMBAC Insured)                    6,655                7,551

    6.40%, 1/1/07 (AMBAC Insured)
    (Escrowed to Maturity)                             845                  963

Georgia Private Colleges & Univ. Auth., Emory Univ.
    5.50%, 11/1/24                                   6,225                6,592

Gwinnett County School Dist., GO
    6.40%, 2/1/11                                    1,905                2,260

    6.40%, 2/1/12                                    1,255                1,494

Metropolitan Atlanta Rapid Transit Auth., Sales Tax
    6.90%, 7/1/16 (MBIA Insured) (
    Prerefunded 7/1/04!)                             5,655                6,367

Municipal Electric Auth. of Georgia
    5.50%, 1/1/20                                    3,000                3,212

    5.70%, 1/1/19 (FGIC Insured)                     5,100                5,713

    6.125%, 1/1/14 (FGIC Insured)                    5,500                5,831

    7.25%, 1/1/24 (AMBAC Insured)                    6,500                8,656

Total Georgia (Cost  $96,025)                                           107,678
                                                                   ------------

HAWAII  0.6%

Hawaii Airport System, 5.75%, 7/1/21
    (FGIC Insured)                                   4,000                4,321

Hawaii Dept. of Budget & Fin.
  Kapiolani Health Obligated Group
    6.25%, 7/1/21                                    4,000                4,199

Total Hawaii (Cost  $7,803)                                               8,520
                                                                   ------------

ILLINOIS  4.6%

Chicago
    6.75%, 1/1/35 (FGIC Insured)
    (Prerefunded 7/1/10!)                            5,000                6,083

Chicago, GO
    5.00%, 1/1/41 (MBIA Insured)              $      5,000      $         4,849

    5.50%, 1/1/14 (FSA Insured)                      5,000                5,534

    5.50%, 1/1/18 (AMBAC Insured)                    3,880                4,254

Chicago O"Hare Int"l. Airport,
    United Airlines, 6.30%, 5/1/16                   7,000                7,178

Cook, Dupage, Kane, Lake, McHenry, & Will Counties
  Regional Transportation Auth.
    7.75%, 6/1/19 (FGIC Insured)                     5,350                7,149

Illinois EFA, Northwestern Univ., 5.25%, 11/1/32     4,000                4,309

Illinois HFA
    VRDN (Currently 2.55%)                           1,000                1,000

  Glen Oaks Medical Center
    7.00%, 11/15/19 (Escrowed to Maturity)           3,300                3,622

Illinois Regional Transportation Auth.
    6.70%, 11/1/21 (FGIC Insured)                    5,000                6,250

Illinois, Sales Tax
    5.50%, 6/15/16                                   2,000                2,157

    6.125%, 6/15/16                                  2,000                2,252

Metropolitan Pier & Expo Auth.
  Dedicated Tax
    Zero Coupon, 6/15/08 (FGIC Insured)              5,070                3,854

  McCormick Place Expedition Project
    Zero Coupon, 6/15/18 (FGIC Insured)             14,160                6,080

    Zero Coupon, 12/15/24 (MBIA Insured)            10,000                2,944

Total Illinois (Cost  $61,041)                                           67,515
                                                                   ------------

INDIANA  1.4%

Goshen, Greencroft Obligation Group,
    5.75%, 8/15/19                                   3,000                2,665

Indiana HFFA, Clarian Health Partners,
    5.50%, 2/15/16                                   6,705                6,899

Indiana State Office Building Commission,
  Correctional Fac., GO
    5.50%, 7/1/20 (AMBAC Insured)                    4,500                4,649

Indiana Transportation Fin. Auth., GO,
    5.375%, 12/1/25                                  4,000                4,130

St. Joseph"s County Hosp. Auth.,
  St. Joseph"s Medical Center
    6.70%, 12/1/02 (MBIA Insured)                    1,985                2,045

Total Indiana (Cost  $19,489)                                            20,388
                                                                   ------------

IOWA  0.8%

Iowa Fin. Auth., Single Family Mortgage,
    5.70%, 1/1/27                             $      5,195      $         5,348

Iowa HFA, Wesley Retirement,
    6.25%, 2/1/12                                    2,400                2,316

Scott County, Ridgecrest Village,
    7.25%, 11/15/26                                  4,000                4,006

Total Iowa (Cost  $11,228)                                               11,670
                                                                   ------------

KENTUCKY  1.1%

Carroll County, PCR, Kentucky Utilities,
    7.45%, 9/15/16                                   8,000                8,488

Kentucky Economic Dev. Fin. Auth.
  Norton Healthcare
    Zero Coupon, 10/1/13 (MBIA Insured)              8,370                4,786

    Zero Coupon, 10/1/14 (MBIA Insured)              5,155                2,779

Total Kentucky (Cost  $14,888)                                           16,053
                                                                   ------------

LOUISIANA  1.8%

Calcasieu Parish IDA, PCR, Entergy Gulf States,
    5.45%, 7/1/10                                    1,750                1,741

Louisiana Office Fac., Capitol Complex
    5.25%, 3/1/17 (MBIA Insured)                     7,000                7,307

Louisiana Offshore Terminal Auth. IDR,
    Deepwater Port 7.60%, 9/1/10                     4,970                5,037

Sabine River Auth. Water Fac., PCR,
    6.20%, 2/1/25                                    2,500                2,581

St. Charles Parish, PCR,
    4.85%, 6/1/30                                    4,500                4,528

West Feliciana Parish, PCR, Entergy Gulf States
    5.65%, 9/1/28                                    5,000                5,188

Total Louisiana (Cost  $25,577)                                          26,382
                                                                   ------------

MAINE  0.2%

Maine Housing Auth., 6.10%,
    11/15/15 (AMBAC Insured)                         3,000                3,200

Total Maine (Cost  $3,000)                                                3,200
                                                                   ------------

MARYLAND  3.1%

Baltimore City, Convention Center
    6.00%, 9/1/17 (FGIC Insured)
    (Prerefunded 9/1/04!)                            1,750                1,906

Baltimore County
  Loyola Blakefield High School
    VRDN (Currently 2.00%)                    $      1,400      $         1,400

  Pickersgill Retirement Community
    7.70%, 1/1/21 (Prerefunded 1/1/02!)              2,000                2,073

Baltimore County Auth., Golf System
    VRDN (Currently 2.00%)                           3,000                3,000

Baltimore Gas & Electric, TECP, 2.70%, 9/4/01        4,150                4,150

Maryland CDA
  Single Family
    5.95%, 4/1/16                                    5,000                5,294

    6.45%, 4/1/14                                    2,000                2,074

    7.25%, 4/1/19                                    1,260                1,287

Maryland HEFA, Mercy Ridge, VRDN (Currently 2.10%)   3,000                3,000

Maryland HHEFA
    Johns Hopkins Hosp., Zero Coupon, 7/1/19         7,675                3,094

    Pooled Loan Program, VRDN (Currently 2.00%)      2,000                2,000

    Univ. of Maryland Medical System
    7.00%, 7/1/22 (FGIC Insured)                     1,500                1,929

Prince George"s County, Dimensions Health,
    5.30%, 7/1/24                                    6,685                3,344

Univ. of Maryland, 5.75%, 4/1/17                     5,000                5,344

Washington Suburban Sanitary Dist., BAN, GO
    VRDN (Currently 2.10%)                           5,000                5,000

Total Maryland (Cost  $44,699)                                           44,895
                                                                   ------------

MASSACHUSETTS  4.3%

Massachusetts, GO, Central Artery, VRDN
    (Currently 2.55%)                                4,000                4,000

Massachusetts Bay Transportation Auth., GO
  General Transportation
    7.00%, 3/1/14                                    3,150                3,900

    7.00%, 3/1/21                                    6,200                7,745

Massachusetts Dev. Fin. Agency, Boston Univ.
    5.375%, 5/15/39                                  5,000                5,057

Massachusetts HEFA
  Harvard Univ.
    6.00%, 7/1/35                                    3,500                3,896

    6.25%, 4/1/20                                    5,000                5,974

Massachusetts HEFA
  Massachusetts General Hosp.
    6.00%, 7/1/15 (AMBAC Insured)             $      4,500      $         4,801

  Partners Healthcare Systems, 5.75%, 7/1/32         5,000                5,153

Massachusetts Housing Fin. Agency, 6.30%, 12/1/14    5,655                5,872

Massachusetts Port Auth., 5.75%, 7/1/29              5,000                5,377

Massachusetts Water Pollution Abatement Trust
    5.75%, 8/1/29                                    5,000                5,375

    6.00%, 8/1/19                                    5,000                5,821

Total Massachusetts (Cost  $56,506)                                      62,971
                                                                   ------------

MICHIGAN  1.7%

Michigan, GO
    VRDN (Currently 1.95%) (FSA Insured)             2,000                2,000

    VRDN (Currently 2.00%) (FSA Insured)             6,700                6,700

Michigan Building Auth., GO, 5.50%,
    10/15/19                                         5,000                5,336

Michigan HDA, 6.45%, 12/1/14                         1,190                1,228

Michigan Hosp. Fin. Auth., Trinity Health
    VRDN (Currently 2.10%)                           1,000                1,000

    6.00%, 12/1/20                                   1,500                1,592

Michigan Strategic Fund IDR,
  Detroit Edison Pollution Control
    5.45%, 9/1/29                                    7,000                7,111

Total Michigan (Cost  $24,539)                                           24,967
                                                                   ------------

MINNESOTA  1.5%

Minneapolis & St. Paul Metropolitan Airport
    5.25%, 1/1/32 (FGIC Insured)                    10,000               10,184

Univ. of Minnesota
  Residual Interest Bond / Inverse Floater
    (Currently 4.80%) 8/15/03                       11,600               11,972

Total Minnesota (Cost  $21,166)                                          22,156
                                                                   ------------

MISSISSIPPI  1.7%

Mississippi, GO, Capital Improvement,
    5.00%, 11/1/20                                   8,450                8,536

Mississippi Business Fin., PCR
  Systems Energy Resources
    5.875%, 4/1/22                                   5,000                4,944

    5.90%, 5/1/22                                    7,000                6,941

Mississippi Hosp. Equipment Fac. Auth.
  North Mississippi Health Services
    VRDN (Currently 2.05%)                    $      3,000      $         3,000

Warren County, PCR, Mississippi Power & Light
    7.00%, 4/1/22                                    1,500                1,563

Total Mississippi (Cost  $24,345)                                        24,984
                                                                   ------------

MISSOURI  1.3%

Good Shepherd Nursing Home Dist., Nursing Home Fac.
    5.90%, 8/15/23                                   2,000                1,780

Joplin IDA, Tri-State Osteopathic Hosp.
    8.25%, 12/15/14
    (Prerefunded 12/15/01!)                          1,210                1,253

Missouri HEFA
    5.125%, 6/15/41                                  5,000                4,985

    5.25%, 6/1/28 (AMBAC Insured)                    8,850                8,977

    St. Louis Airport, 6.00%, 1/1/05                 1,300                1,350

Total Missouri (Cost  $17,776)                                           18,345
                                                                   ------------

NEBRASKA  0.2%

Omaha Public Power Dist., Electric
    6.20%, 2/1/17 (Escrowed to Maturity)             3,000                3,497

Total Nebraska (Cost  $2,989)                                             3,497
                                                                   ------------

NEVADA  1.9%

Clark County, GO, Municipal Bond Bank
    5.00%, 6/1/31 (FGIC Insured)                     5,000                4,946

Clark County Passenger Fac., McCarran Int"l. Airport
    4.75%, 7/1/22 (MBIA Insured)                     8,925                8,615

Clark County School Dist., GO
  Limited Tax School Improvement
    7.00%, 6/1/11 (MBIA Insured)                     3,500                4,334

Nevada, GO, Municipal Bond Bank
    7.25%, 11/1/10 (Escrowed to Maturity)            3,050                3,135

Truckee Meadows Water Auth.
    5.125%, 7/1/30 (FSA Insured)                     4,000                4,002

    5.50%, 7/1/19 (FSA Insured)                      2,500                2,652

Total Nevada (Cost  $25,295)                                             27,684
                                                                   ------------

NEW HAMPSHIRE  0.4%

New Hampshire HHEFA, Wentworth Douglass Hosp.
    5.375%, 1/1/15 (MBIA Insured)             $      5,600      $         6,110

Total New Hampshire (Cost  $5,581)                                        6,110
                                                                   ------------

NEW JERSEY  0.8%

New Jersey Economic Dev. Auth., Harrogate
    5.875%, 12/1/26                                  3,500                3,222

New Jersey Sports & Exposition Auth., Monmouth Park
    8.00%, 1/1/25 (Prerefunded 1/1/05!)              4,500                5,268

New Jersey Turnpike Auth., 6.50%, 1/1/16
    (MBIA Insured)                                   2,000                2,433

Total New Jersey (Cost  $9,460)                                          10,923
                                                                   ------------

NEW YORK  13.8%

Dormitory Auth. of the State of New York
  City Univ.
    5.75%, 7/1/13                                   10,000               11,483

    5.75%, 7/1/18 (AMBAC Insured)                    5,000                5,713

    6.00%, 7/1/14                                   10,000               11,358

  State Univ. Ed. Fac.
    5.25%, 5/15/19                                   3,325                3,568

    5.75%, 5/15/19 (FGIC Insured)                    4,945                5,439

  Univ. Ed. Fac.
    5.25%, 5/15/15 (AMBAC Insured)                   3,600                3,951

Long Island Power Auth., Zero Coupon,
    6/1/17 (FSA Insured)                            10,000                4,767

Metropolitan Transportation Auth. of New York
    Commuter Fac., 5.75%, 7/1/21 (MBIA Insured)     12,750               13,779

New York City
    6.375%, 8/1/04 (Prerefunded 8/1/02!)               160                  168

New York City, GO
    6.00%, 12/1/18
    (Escrowed to Maturity)                           5,000                5,031

    6.00%, 2/15/25
    (Prerefunded 2/15/05!)                           1,990                2,211

    6.00%, 10/15/26                                  1,950                2,107

    6.00%, 5/15/30                                   2,880                3,175

    6.25%, 8/1/09                                    5,050                5,716

    6.375%, 8/1/04                                   3,985                4,179

New York City Municipal Water Fin. Auth.
    5.00%, 6/15/32                            $     10,000      $         9,860

    5.50%, 6/15/33                                   9,000                9,444

    6.00%, 6/15/33                                   3,780                4,389

    6.00%, 6/15/33 (Prerefunded 6/15/10!)            6,220                7,340

New York City Transitional Fin. Auth.
  Future Tax
    5.75%, 11/15/20                                  5,500                6,020

    6.00%, 8/15/17                                   4,000                4,488

New York State Environmental Fac., PCR
    State Water Revolving Fund, 6.90%, 11/15/15      5,365                6,051

New York State Medical Care Fac. Fin. Agency
    Buffalo General Hosp., 6.00%, 8/15/14            8,645                9,433

    Mental Health Services, 6.50%, 8/15/24
      (Prerefunded 8/15/04!)                         5,895                6,629

  New York Hosp., 6.50%, 8/15/29 (AMBAC Insured)
    (Prerefunded 2/15/05!)                           4,625                5,256

New York State Mortgage Agency, Homeowner Mortgage
    5.70%, 4/1/16                                    4,090                4,340

New York State Urban Dev.
  Sr. Lien
    5.375%, 7/1/22                                   4,270                4,416

    5.50%, 7/1/26                                   10,000               10,409

Triborough Bridge and Tunnel Auth., General Purpose
    5.25%, 1/1/28                                   10,000               10,197

    5.50%, 1/1/17                                   18,275               20,214

Total New York (Cost  $176,875)                                         201,131
                                                                   ------------

NORTH CAROLINA  1.4%

Cumberland County, Civic Center, COP
    6.40%, 12/1/24 (AMBAC Insured)
    (Prerefunded 12/1/04!)                           2,750                3,097

North Carolina Eastern Municipal Power Agency
    5.875%, 1/1/13                                   2,250                2,310

    6.70%, 1/1/19                                    2,600                2,878

    7.50%, 1/1/10                                    4,330                5,172

    7.50%, 1/1/10
    (Escrowed to Maturity)                           4,650                5,801

Winston Salem, VRDN (Currently 2.05%)                1,600                1,600

Total North Carolina (Cost  $17,991)                                     20,858
                                                                   ------------

NORTH DAKOTA  0.3%

Mercer County, PCR, Basin Electric Power
    6.05%, 1/1/19 (AMBAC Insured)             $      4,500      $         4,779

Total North Dakota (Cost  $4,535)                                         4,779
                                                                   ------------

OHIO  3.4%

Cleveland, Waterworks, 5.50%, 1/1/13
    (MBIA Insured)                                   3,765                4,192

Franklin County, GO
    6.375%, 12/1/17 (Prerefunded 12/1/01!)           2,000                2,059

Lorain County Hosp.
  Refunding & Improvement Catholic Healthcare
    5.625%, 10/1/16                                  2,500                2,629

Montgomery County, Catholic Health Initiatives,
    6.00%, 12/1/19                                   6,500                7,012

Ohio Air Quality Dev. Auth., PCR
    Cleveland Electric, 6.00%, 8/1/20                3,500                3,584

    Ohio Edison, 5.80%, 6/1/16                      12,950               13,532

Ohio Water Dev. Auth., PCR, Cleveland Electric
    7.70%, 8/1/25                                    3,950                4,312

Steubenville Hosp., 6.375%, 10/1/20                  1,500                1,605

Univ. Cincinnati General Receipts, 5.00%,
    6/1/31 (FGIC Insured)                           10,000                9,968

Total Ohio (Cost  $46,187)                                               48,893
                                                                   ------------

OKLAHOMA  0.4%

Tulsa County Home Fin. Auth., Single Family
    6.90%, 8/1/10 (FGIC Insured)
    (Escrowed to Maturity)                           4,250                5,156

Total Oklahoma (Cost  $4,235)                                             5,156
                                                                   ------------

OREGON  0.4%

Oregon Housing and Community Services Department
    Single Family Mortgage, 6.00%, 7/1/20            5,560                5,907

Total Oregon (Cost  $5,560)                                               5,907
                                                                   ------------

PENNSYLVANIA  3.1%

Allegheny County HDA, 9.25%, 11/15/22         $      3,000      $         3,164

Allegheny County Port Auth., 5.00%, 3/1/25
    (FGIC Insured)                                   6,500                6,482

Beaver County IDA, PCR, Cleveland Electric,
    7.75%, 7/15/25                                   3,900                4,261

Chester County HEFA, Jefferson Health,
    5.375%, 5/15/27                                 16,500               16,511

Pennsylvania Convention Center Auth.
    6.70%, 9/1/14 (FSA Insured)                      5,000                5,591

Pennsylvania Intergovernmental Cooperative Auth.
  Special Tax
    6.75%, 6/15/21 (FGIC Insured)
    (Prerefunded 6/15/05!)                           4,750                5,362

Pennsylvania Turnpike Commission
    5.50%, 7/15/33 (AMBAC Insured)                   3,500                3,684

Total Pennsylvania (Cost  $42,119)                                       45,055
                                                                   ------------

RHODE ISLAND  0.7%

Rhode Island Health and Ed. Building
    Bryant College, 6.125%, 6/1/19 (MBIA Insured)    5,000                5,205

Rhode Island Housing & Mortgage Fin.
    Homeownership Opportunity, 6.70%, 10/1/14        5,000                5,243

Total Rhode Island (Cost  $9,868)                                        10,448
                                                                   ------------

SOUTH CAROLINA  2.7%

Connector 2000 Assoc.
  Capital Appreciation
    Zero Coupon, 1/1/29                             20,500                2,711

  Greenville Toll Road
    Zero Coupon, 1/1/09                              2,700                1,525

    Zero Coupon, 1/1/10                              3,400                1,872

    Zero Coupon, 1/1/11                              2,200                1,059

Piedmont Municipal Power Agency
    6.50%, 1/1/14 (FGIC Insured)                     3,000                3,585

    6.50%, 1/1/14 (FGIC Insured)
    (Escrowed to Maturity)                             500                  604

South Carolina Public Service Auth.
    5.875%, 1/1/23 (FGIC Insured)                    8,030                8,530

    Santee Cooper, 6.25%, 1/1/22
   (AMBAC Insured)                                  17,750               19,179

Total South Carolina (Cost  $37,010)                                     39,065
                                                                   ------------


SOUTH DAKOTA  0.1%

South Dakota HDA, 6.65%, 5/1/14               $      1,590      $         1,661

Total South Dakota (Cost  $1,590)                                         1,661
                                                                   ------------

TENNESSEE  2.0%

Chattanooga Health Ed. & Housing Fac. Board
  Memorial Hosp.
    6.625%, 9/1/07 (MBIA Insured)
    (Prerefunded 9/1/07!)                            2,950                3,443

    6.625%, 9/1/08 (MBIA Insured)
    (Prerefunded 9/1/08!)                            3,150                3,716

Metropolitan Gov"t. of Nashville & Davidson Counties
    Water & Sewer, 7.70%, 1/1/12 (FGIC Insured)      6,250                7,954

Sevier County Public Building Auth., GO
  Public Improvement
    VRDN (Currently 2.55%) (FSA Insured)             4,250                4,250

Shelby County Health Ed. and Housing Fac. Board
  Le Bonheur Children"s Medical Center
    5.50%, 8/15/12 (MBIA Insured)
    (Escrowed to Maturity)                           4,000                4,370

Tennessee HDA, Homeownership,
    Zero Coupon, 7/1/16                             12,000                5,320

Total Tennessee (Cost  $26,567)                                          29,053
                                                                   ------------

TEXAS  7.4%

Amarillo Health Fac. Dev., Sears Panhandle Retirement
    7.75%, 8/15/26 (Prerefunded 8/15/06!)            5,000                6,074

Arlington Independent School Dist., GO
    Zero Coupon, 2/15/16                             2,830                1,223

Austin Water & Wastewater Systems
    5.125%, 5/15/27 (FSA Insured)                   10,955               10,989

Brazos River Auth., Reliant Energy,
    5.20%, 12/1/18                                   5,000                5,109

Dallas Area Rapid Transit, Senior Lien
    5.00%, 12/1/31 (AMBAC Insured)                   7,700                7,570

Denison Hosp. Auth., Texoma Medical Center
    7.00%, 8/15/14                                   4,245                4,276

Gulf Coast Waste Disposal Auth., Exxon Project
    VRDN (Currently 2.00%)                           1,600                1,600

Harris County, GO, Toll Road
    Zero Coupon, 8/15/04 (MBIA Insured)       $      6,000      $         5,461

Harris County Health Fac. Dev.
  Memorial Hosp.
    6.375%, 6/1/29                                   4,000                4,277

    7.125%, 6/1/15
    (Prerefunded 6/1/02!)                            2,500                2,635

  Texas Childrens Hosp.
    VRDN (Currently 2.55%) (MBIA Insured)            1,100                1,100

    5.25%, 10/1/19                                   5,000                5,008

Harris County Health Fac. Dev. Corp.
  St. Lukes"s Episcopal Hosp.
    5.375%, 2/15/26                                  3,500                3,517

Harris County Hosp. Dist.
    7.40%, 2/15/10 (AMBAC Insured)
    (Escrowed to Maturity)                             625                  730

Houston, Public Improvement, 6.40%, 6/1/27           4,250                4,679

Houston, GO, Public Improvement
    5.50%, 3/1/18 (FSA Insured)                      2,750                2,874

Houston Higher Ed. Fin., Rice Univ.,
    5.375%, 11/15/29                                11,450               11,797

Houston Independent School Dist., GO
    5.00%, 7/15/20 (FSA Insured)                     3,000                3,011

Houston Water & Sewer Systems
    5.00%, 12/1/28 (FSA Insured)                     7,030                6,928

    5.25%, 12/1/25 (FGIC Insured)                    5,985                6,060

Northwest Texas Independent School Dist., GO
  School Buildings
    Zero Coupon, 8/15/17                             4,000                1,615

Texas A & M Univ.
    5.375%, 5/15/16                                  4,750                5,035

    5.375%, 5/15/18                                  2,570                2,696

Texas Dept. of Housing & Community Affairs
  NHP Foundation,
    6.40%, 1/1/27                                    3,500                3,636

Total Texas (Cost  $101,974)                                            107,900
                                                                   ------------

UTAH  0.5%

Salt Lake County Hosp., IHC Health Services
    5.125%, 2/15/33 (AMBAC Insured)           $      6,000      $         5,986

Utah Board of Regents, Student Loan
    VRDN (Currently 2.10%)
    (AMBAC Insured)                                  1,500                1,500

Total Utah (Cost  $7,251)                                                 7,486
                                                                   ------------

VERMONT  0.7%

Vermont Ed. & Health Buildings Fin. Agency
  Medical Center Hosp. of Vermont
    6.15%, 9/1/13 (FGIC Insured)                     4,650                5,028

    6.25%, 9/1/23 (FGIC Insured)                     2,000                2,128

Middlebury College, 5.00%, 11/1/38                   3,050                3,009

Total Vermont (Cost  $9,381)                                             10,165
                                                                   ------------

VIRGINIA  2.8%

Fairfax County IDA, Inova Health,
    6.00%, 8/15/26                                   1,775                1,893

Fairfax County Water Auth.
    6.00%, 4/1/22                                    3,835                4,194

    6.00%, 4/1/22 (Prerefunded 4/1/07!)              3,815                4,364

Greater Richmond Convention Center Auth.
  Convention Center Expansion
    6.125%, 6/15/29                                  8,550                9,442

Henrico County Economic Dev. Auth.
  Bon Secours Health Systems
    5.75%, 11/15/30                                 10,000               10,382

Virginia HDA, 6.25%, 7/1/11                          5,000                5,125

Virginia Public Building Auth.,
    VRDN (Currently 2.20%)                           2,575                2,575

Virginia Transportation Board, Route 28 Project
    6.50%, 4/1/18                                    3,000                3,095

Total Virginia (Cost  $38,172)                                           41,070
                                                                   ------------

WASHINGTON  5.9%

Chelan County Public Utility Dist.
  Columbia River-Rock Hydroelectric
    Zero Coupon, 6/1/18 (MBIA Insured)        $     10,100      $         4,342

    King County, GO, 5.70%, 12/1/10                  2,545                2,810

King County Public Hosp., Valley Medical Center
    5.75%, 9/1/20 (AMBAC Insured)                    7,450                8,237

Port of Seattle, 5.50%, 2/1/26                       5,000                5,207

Snohomish County Housing Auth.
    Millwood Estates, 5.50%, 6/1/29                  3,750                3,729

Tacoma Electric System
    6.25%, 1/1/15 (FGIC Insured)
    (Prerefunded 1/1/15!)                            7,550                8,254

  Solid Waste Utilities
    5.50%, 12/1/17 (AMBAC Insured)                  14,500               15,269

Washington, GO
    5.70%, 10/1/15                                  14,000               15,848

  Motor Vehicle Fuel Tax, 6.625%, 1/1/25             6,100                6,951

Washington HFA, Sisters of Providence
    VRDN (Currently 2.55%)                           1,100                1,100

Washington Public Power Supply System
  Nuclear Project
    5.25%, 7/1/16 (FSA Insured)                      3,000                3,109

Washington Public Power Supply System
  Nuclear Project
    6.25%, 7/1/12 (FSA Insured)                      1,065                1,116

    6.25%, 7/1/12 (Prerefunded 7/1/02!)
    (FSA Insured)                                    3,935                4,134

    6.25%, 7/1/17 (MBIA Insured)                     4,825                5,036

    6.25%, 7/1/17 (Prerefunded 7/1/02!)
    (MBIA Insured)                                     350                  368

Total Washington (Cost  $78,128)                                         85,510
                                                                   ------------

WEST VIRGINIA  1.9%

West Virginia, Capital Appreciation Infrastructure, GO
    Zero Coupon, 11/1/11
    (FGIC Insured)                                   6,975                4,490

West Virginia Building Commission
    5.375%, 7/1/21 (AMBAC Insured)            $      5,500      $         5,901

West Virginia Building Commission, GO
  Regional Jail
    5.375%, 7/1/18 (AMBAC Insured)                   2,915                3,153

West Virginia Hosp. Fin. Auth.
  Charleston Area Medical Center
    5.75%, 9/1/13 (MBIA Insured)                     4,200                4,502

  Oak Hill Hosp., 6.75%, 9/1/22                      5,000                5,534

West Virginia State Parkways
  Economic Dev. and Tourism Auth.
    Residual Interest Bond / Inverse Floater
    (Currently 8.995%) 5/16/19
    (FGIC Insured)                                   3,600                3,901

Total West Virginia (Cost  $25,617)                                      27,481
                                                                   ------------

WISCONSIN  0.6%

Wisconsin HEFA
    VRDN (Currently 2.60%)
    (FSA Insured)                                    1,000                1,000

    VRDN (Currently 2.60%)
    (AMBAC Insured)                                  1,100                1,100

  Gunderson Lutheran
    VRDN (Currently 2.60%)
    (FSA Insured)                                      370                  370

United Health Group
    5.50%, 12/15/16 (MBIA Insured)                   6,540                6,891

Total Wisconsin (Cost  $8,780)                                            9,361
                                                                   ------------

WYOMING  0.7%

Wyoming Community Dev. Auth. Housing
    5.30%, 6/1/17                                    4,600                4,683

    5.70%, 12/1/35                                   5,175                5,318

Total Wyoming (Cost  $9,764)                                             10,001
                                                                   ------------


T. Rowe Price Tax-Free Income Fund
--------------------------------------------------------------------------------

                                                                          Value
--------------------------------------------------------------------------------
                                                                   In thousands

Total Investments in Securities
99.4% of Net Assets (Cost  $1,331,379)                          $     1,449,694

Futures Contracts

                                     Contract          Unrealized
                      Expiration     Value            Gain (Loss)
                      ----------     --------         -----------
                                             In thousands

Short, 100 September
Municipal Bond Index
Futures $330,000 par
of Franklin County
Bonds pledged as
initial margin        9/01           $     (10,797)    $    (303)

Net payments
(receipts) of
variation
margin to date                                                306

Variation margin receivable (payable) on
open futures contracts                                                        3

Other Assets Less Liabilities                                             8,076


NET ASSETS                                                      $     1,457,773

Net Assets Consist of:

Accumulated net investment income - net of distributions        $         3,107

Accumulated net realized
gain/loss - net of distributions                                         (3,548)

Net unrealized gain (loss)                                              118,012

Paid-in-capital applicable to
146,768,728 shares of $1.00 par
value capital stock outstanding;
500,000,000 shares authorized                                         1,340,202

NET ASSETS                                                      $     1,457,773

NET ASSET VALUE PER SHARE                                       $          9.93



         !  Used in determining portfolio maturity

     AMBAC  AMBAC Indemnity Corp.

       BAN  Bond Anticipation Notes

       CDA  Community Development Administration

       COP  Certificates of Participation

       EFA  Educational Facility Authority

      FGIC  Financial Guaranty Insurance Company

       FSA  Financial Security Assurance Corp.

        GO  General Obligation

       HDA  Housing Development Authority

      HEFA  Health & Educational Facility Authority

       HFA  Health Facility Authority

      HFFA  Health Facility Financing Authority

     HHEFA  Health & Higher Educational Facility Authority

      IDA   Industrial Development Authority

      IDR   Industrial Development Revenue

     MBIA   Municipal Bond Investors Assurance Corp.

      PCR   Pollution Control Revenue

      TAW   Tax Anticipation Warrant

     TECP   Tax-Exempt Commercial Paper

     VRDN   Variable Rate Demand Note


The accompanying notes are an integral part of these financial statements.



T. Rowe Price Tax-Free Income Fund
--------------------------------------------------------------------------------
Unaudited


Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                                             6 Months
                                                                Ended
                                                              8/31/01

Investment Income (Loss)

Interest income                                            $   39,768

Expenses

  Investment management                                         3,345

  Shareholder servicing                                           377

  Custody and accounting                                          105

  Prospectus and shareholder reports                               21

  Registration                                                     19

  Directors                                                        13

  Legal and audit                                                   7

  Miscellaneous                                                     3

  Total expenses                                                3,890

  Expenses paid indirectly                                         (7)

  Net expenses                                                  3,883

Net investment income (loss)                                   35,885

Realized and Unrealized Gain (Loss)

Net realized gain (loss)
  Securities                                                    5,987

  Futures                                                          58

  Net realized gain (loss)                                      6,045

Change in net unrealized gain (loss)

  Securities                                                   24,614

  Futures                                                        (303)

  Change in net unrealized gain (loss)                         24,311

  Net realized and unrealized gain (loss)                      30,356

INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS                                   $   66,241


The accompanying notes are an integral part of these financial statements.



T. Rowe Price Tax-Free Income Fund
--------------------------------------------------------------------------------
Unaudited


Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                  6 Months                 Year
                                                     Ended                Ended
                                                   8/31/01              2/28/01

Increase (Decrease) in Net Assets

Operations

  Net investment income (loss)             $        35,885      $        70,671

  Net realized gain (loss)                           6,045               10,237

  Change in net unrealized gain or loss             24,311               78,900

  Increase (decrease) in net assets
  from operations                                   66,241              159,808

Distributions to shareholders

  Net investment income                            (35,000)             (70,671)

Capital share transactions*

  Shares sold                                       84,954              118,188

  Distributions reinvested                          23,718               46,449

  Shares redeemed                                  (85,334)            (161,729)

  Increase (decrease) in net assets from capital
  share transactions                                23,338                2,908

Net Assets

Increase (decrease) during period                   54,579               92,045

Beginning of period                              1,403,194            1,311,149

End of period                              $     1,457,773      $     1,403,194

*Share information

  Shares sold                                        8,739               12,550

  Distributions reinvested                           2,437                4,943

  Shares redeemed                                   (8,792)             (17,235)

  Increase (decrease) in shares outstanding          2,384                  258


The accompanying notes are an integral part of these financial statements.



T. Rowe Price Tax-Free Income Fund
--------------------------------------------------------------------------------
Unaudited                                                       August 31, 2001


Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Tax-Free Income Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on October 26, 1976. The fund seeks to provide a high level of income exempt from federal income taxes by investing primarily in long-term investment-grade municipal securities.

     The accompanying financial statements were prepared in accordance with generally accepted accounting principles, which require the use of estimates made by fund management.

     Valuation Debt securities are generally traded in the over-the-counter market. Investments in securities are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Financial futures contracts are valued at closing settlement prices.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Premiums and Discounts Premiums and discounts on municipal securities are amortized for financial reporting purposes. On March 1, 2001, the fund adopted the provisions of the American Institute of Certified Public Accountants" revised Audit and Accounting Guide - Audits of Investment Companies (the guide). The guide requires all premiums and discounts on debt securities to be amortized. Prior to March 1, 2001, the fund recognized market discount at time of disposition as gain or loss. Upon adoption, the fund adjusted the cost of its debt securities, and corresponding unrealized gain/loss thereon, in the amount of $1,544,000, reflecting the cumulative amortization that would have been recognized had amortization been in effect from the purchase date of each holding. For the six months ended August 31, 2001, the effect of this change was to increase net investment income by $885,000 ($0.006 per share), decrease net realized gain/loss on securities by $644,000 ($0.004 per share), and decrease net unrealized gain/loss on securities by $241,000 ($0.002 per share). This change had no effect on the fund"s net assets or total return.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce the fund"s custody charges. Payments ("variation margin") made or received by the fund to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Unrealized gains and losses on futures contracts are included in Change in net unrealized gain or loss in the accompanying financial statements.


NOTE 2 - INVESTMENT TRANSACTIONS

     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund"s prospectus and Statement of Additional Information.

     Futures Contracts During the six months ended August 31, 2001, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values and/or interest rates.

     Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $221,294,000 and $204,175,000, respectively, for the six months ended August 31, 2001.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its income. As of February 28, 2001, the fund had $8,940,000 of capital loss carryforwards, all of which expires in 2008. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

     At August 31, 2001, the cost of investments for federal income tax purposes was $1,329,593,000. Net unrealized gain aggregated $120,101,000 at period-end, of which $123,996,000 related to appreciated investments and $3,895,000 to depreciated investments.


NOTE 4 - RELATED PARTY TRANSACTIONS

     The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group. The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $575,000 was payable at August 31, 2001. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.15% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At August 31, 2001, and for the six months then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with Price Associates and a wholly owned subsidiary of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund"s transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $375,000 for the six months ended August 31, 2001, of which $76,000 was payable at period-end.


T. Rowe Price Shareholder Services
--------------------------------------------------------------------------------

     Investment Services and Information

          KNOWLEDGEABLE SERVICE REPRESENTATIVES

          By Phone 1-800-225-5132 Available Monday through Friday from 7 a.m. to midnight ET and weekends from 8:30 a.m. to 5 p.m. ET.

          In Person Available in T. Rowe Price Investor Centers.


          ACCOUNT SERVICES

          Checking Available on most fixed-income funds ($500 minimum).

          Automatic Investing From your bank account or paycheck.

          Automatic Withdrawal Scheduled, automatic redemptions.

          Distribution Options Reinvest all, some, or none of your distributions.

          Automated 24-Hour Services Including Tele*Access(registered trademark) and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com


          BROKERAGE SERVICES*

          Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.

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T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------

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Money Funds (cont.)

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Tax-Exempt Money


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T. Rowe Price Advisory Services and Retirement Resources
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T. Rowe Price Insights Reports
--------------------------------------------------------------------------------

     The Fundamentals of Investing

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          www.troweprice.com.


          INSIGHTS REPORTS

          General Information

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          Back to Basics: The ABCs of Investing

          The Challenge of Preparing for Retirement

          Financial Planning After Retirement

          Getting Started: Investing With Mutual Funds

          The Roth IRA: A Review

          Tax Information for Mutual Fund Investors


          Investment Strategies

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          Dollar Cost Averaging

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          Investing for Higher Yield

          Managing Risk Through Diversification

          The Power of Compounding

          Value Investing


          Types of Securities

          The Basics of International Stock Investing

          The Basics of Tax-Free Investing

          The Fundamentals of Fixed-Income Investing

          Global Bond Investing

          Investing in Common Stocks

          Investing in Emerging Growth Stocks

          Investing in Financial Services Stocks

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          Investing in High-Yield Municipal Bonds

          Investing in Industry-Focused Stock Funds

          Investing in Money Market Securities

          Investing in Mortgage-Backed Securities

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          Investing in Science and Technology Stocks

          Investing in Small-Company Stocks

          Understanding Derivatives

          Understanding High-Yield "Junk" Bonds


          Brokerage Insights

          Combining Individual Securities With Mutual Funds

          Getting Started: An Introduction to Individual Securities

          What You Should Know About Bonds

          What You Should Know About Margin and Short-Selling

          What You Should Know About Options

          What You Should Know About Stocks



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T. Rowe Price Invest with Confidence (registered trademark)
T. Rowe Price Investment Services, Inc., Distributor.             F45-051  08/01

Semiannual Report

Tax-Free Funds

August 31, 2001

T. Rowe Price


Table of Contents
--------------------------------------------------------------------------------

Highlights                                                              1

Portfolio Managers' Report                                              2

  Economy and Interest Rates                                            2

  Market News                                                           2

  Portfolio Strategy Tax-Exempt Money Fund
  and PLUS Shares                                                       3

  Portfolio Strategy Tax-Free Short-
  Intermediate Fund                                                     4

  Portfolio Strategy Tax-Free Intermediate
  Bond Fund                                                             5

  Portfolio Strategy Tax-Free Income F                                  6

  Portfolio Strategy Tax-Free High Yie                                  8

Outlook                                                                 9

Performance Comparison                                                 11


UPDATES AVAILABLE

For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.


Highlights
--------------------------------------------------------------------------------

o Amid economic weakness and stock market volatility, municipal bonds posted superior returns during the past six months.

o All but one fund surpassed the average return for competitor funds during the six-month period ended August 31, 2001, and all outperformed for the one-year period.

o A steeper yield curve benefited intermediate- and longer-term bonds, and lower-quality bonds recovered some ground and provided good overall returns.

o    Municipal bonds should fare well against a backdrop of a weaker economy.


Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 8/31/01                       12 Months               6 Months
--------------------------------------------------------------------------------

Tax-Exempt Money Fund                            3.19%                  1.38%

Tax-Exempt Money Fund
PLUS Class                                       3.02                   1.32

Lipper Tax-Exempt Money
Market Funds Average                             2.99                   1.26
--------------------------------------------------------------------------------

Tax-Free Short-
Intermediate Fund                                3.58                   7.80

Lipper Short-Intermediate
Municipal Debt Funds Average                     3.41                   7.34
--------------------------------------------------------------------------------

Tax-Free Intermediate
Bond Fund                                        4.08                   9.16

Lipper Intermediate
Municipal Debt Funds Average                     4.19                   8.87
--------------------------------------------------------------------------------

Tax-Free Income Fund                             4.76                  10.66

Lipper General Municipal
Debt Funds Average                               4.72                   9.69
--------------------------------------------------------------------------------

Tax-Free High Yield Fund                         5.43                   9.21

Lipper High Yield Municipal
Debt Funds Average                               5.16                   7.75
--------------------------------------------------------------------------------

Price and Yield
                                   Tax-     Tax-       Tax-
                                 Exempt     Free       Free                Tax-
                         Tax-     Money    Short-    Inter-      Tax-      Free
                       Exempt      Fund    Inter-   mediate      Free      High
Period Ended            Money      PLUS   mediate      Bond    Income     Yield
8/31/01                  Fund     Class      Fund      Fund      Fund      Fund
--------------------------------------------------------------------------------

Price Per Share          1.00      1.00      5.46     11.20      9.93     11.84

Dividends Per Share

  For 6 months          0.014     0.013      0.11      0.24      0.24      0.34

  For 12 months         0.032     0.030      0.23      0.48      0.48      0.67

Dividend Yield
(7-Day Compound) *       1.94%     1.68%     --        --        --        --

30-Day Dividend Yield *  --        --        3.92%     4.21%     4.83%     5.55%

30-Day Standardized
Yield to Maturity        --        --        2.86      3.21      4.14      5.02


* Dividends earned for the last 30 days of each period indicated (seven days for the money fund) are annualized and divided by the fund's net asset value at the end of the period.

Portfolio Managers' Report
--------------------------------------------------------------------------------

Amid economic weakness and stock market turmoil, municipal bonds quietly posted superior total returns during the six months ended August 31, 2001. An aggressive interest rate reduction program by the Federal Reserve prompted strong capital gains in most segments of the municipal bond market. Municipal money market securities provided a safe haven for investors, although their yields declined along with other short-term securities.


ECONOMY AND INTEREST RATES

Municipal Bond and Note Yields
--------------------------------------------------------------------------------

News from the economic front was not encouraging during the past six months. As corporations worked through excess inventory and capacity, business spending remained depressed, and GDP growth slowed to a 0.2% annual rate during 2001's second quarter. Many economists suggested that only resilient consumer spending was sparing the economy from outright recession, commonly defined as two consecutive quarters of negative GDP growth.

Municipal Bond and Note Yields

                          30-Year                 5-Year                 1-Year
                           AAA GO                 AAA GO                Moody's
--------------------------------------------------------------------------------

8/31/00                      5.50                   4.43                   4.30
                             5.61                   4.53                   4.35
                             5.52                   4.48                   4.40
                             5.43                   4.46                   4.40
12/31/00                     5.16                   4.15                   4.00
                             5.17                   3.84                   3.40
                             5.15                   3.86                   3.30
                             5.13                   3.73                   3.05
4/30/01                      5.32                   3.94                   3.05
                             5.27                   3.78                   2.80
                             5.22                   3.73                   2.60
                             5.06                   3.56                   2.65
8/31/01                      4.95                   3.30                   2.45



     The Federal Reserve was quick to respond to weakness, cutting the federal funds target rate five times during the past six months, from 5.5% to 3.5%. A benign inflation environment, assisted by falling oil and other commodity prices, gave the Fed significant freedom to cut rates very aggressively.

MARKET NEWS

     Municipal market yields declined in tandem with Fed actions. In addition, poor performance by equities significantly increased investor demand for municipal bonds. Even though supply nationwide was up by 40% over last year, rising demand-municipal bond fund inflows exceeded $600 million per week in July and $500 million per week in August-still pushed prices up and yields down. Municipal yields ended the period at lows last seen in 1998 and early 1999.

     The devastating attack on U.S. lives and institutions on September 11, 2001, following our reporting period, will have a profound, long-lasting impact on all Americans. We are deeply saddened and outraged by this tragedy and offer our sincere condolences to all those who have been personally affected by it.

     Please check the Outlook section of this letter for our views on how the attack is likely to affect the municipal bond market.

     With rates falling sharply, especially in shorter-term maturities, investors were drawn to the higher yields on longer and lower-quality offerings. Credit spreads-the differences between yields on bonds with high and low credit ratings-narrowed as a result. The trend was a boon to performance among high-yield munis, which are ordinarily threatened by poor economic environments.


PORTFOLIO STRATEGY

     Tax-Exempt Money Fund and PLUS Shares

     Performance for the Tax-Exempt Money Fund exceeded its peer group averages for both the 6- and 12-month periods ended August 31. The fund returned 1.38% and 3.19%, respectively. The Tax-Exempt Money Fund PLUS Class shares also exceeded Lipper, though yields were slightly lower due to the fund's higher expenses in exchange for the additional services offered.


Portfolio Characteristics
--------------------------------------------------------------------------------

                                              2/28/01                8/31/01
--------------------------------------------------------------------------------

Weighted Average
Maturity (days)                                    42                     67

Weighted Average Quality *                 First Tier             First Tier


* All securities purchased in the money funds are rated in the two highest categories (tiers) as established by national rating agencies or, if unrated, are deemed of comparable quality by T. Rowe Price.

     With ongoing economic weakness and continued interest rate cuts by the Federal Reserve, municipal money market rates moved lower during the past six months. Overnight yields, which averaged 3.85% in the prior six months, declined 105 basis points to 2.80% in the most recent period (100 basis points equal one percent). Yields on one-year maturities, which averaged 4.05% during the prior six-month period, declined steadily over the past six months to 2.45%.

Top 5 Sectors
--------------------------------------------------------------------------------

                                           Percent of             Percent of
                                           Net Assets             Net Assets
                                              2/28/01                8/31/01
--------------------------------------------------------------------------------

  General Obligations - Local                      13%                    19%

  Hospital Revenue                                 33                     17

  General Obligations - State                       9                     14

  Educational Revenue                              20                     12

  Prerefunded Bonds                                 5                     10


     The fund's performance advantage relative to its peer group resulted from an investment strategy that overweighted longer-term securities, thereby locking in higher yields for longer periods. This strategy reduced the fund's exposure to declining yields in the more volatile front end of our yield curve. The effect was to extend the fund's weighted average maturity, which began the period at 42 days, to 67 days at the end of August, compared with a weighted average maturity of 36 days for the peer group. The result of this strategy was that the fund's yield declined much more slowly than market rates in general, to the benefit of our shareholders.


PORTFOLIO STRATEGY

     Tax-Free Short-Intermediate Fund

     The fund's return exceeded that of its Lipper benchmark during the past six months. During the period, short-term municipal rates followed taxable bond rates lower. Three-year municipal rates fell 70 basis points from 3.7% to 3.0%, the lowest level since September 1993.


Portfolio Characteristics
--------------------------------------------------------------------------------

                                              2/28/01                8/31/01
--------------------------------------------------------------------------------

Weighted Average
Maturity (years)                                  3.9                    3.6

Weighted Average Effective
Duration (years)                                  2.7                    2.6

Weighted Average Quality *                        AA-                    AA-


* Based on T. Rowe Price research.


Top 5 Sectors
--------------------------------------------------------------------------------

                                           Percent of             Percent of
                                           Net Assets             Net Assets
                                              2/28/01                8/31/01
--------------------------------------------------------------------------------

General Obligations - State                        12%                    16%

General Obligations - Local                        16                     14

Electric Revenue                                    2                     12

Lease Revenue                                       8                     11

Dedicated Tax Revenue                              10                     11


     Early in the period, we kept duration slightly long, extending on weakness in April, then allowing the duration to shorten to a neutral position as we moved through July into August. With short-term municipal yields moving below the 10-year low, we did not see the value in being aggressive. (A fund with a duration of three years would fall or rise about 3% in price in response to a one-percentage-point rise or fall in interest rates.)

     Our credit profile changed modestly. New York City general obligation bonds were cut in half. We had maintained an overweighted position; however, recent economic weakness, especially in the financial industry, made us believe a smaller allocation was warranted. Pre-refunded bonds were also reduced. Their yield premiums were slim, and they had relatively short maturities. We were able to expand modestly into state general obligation bonds and lock in slightly higher yields.

     While the fund did relatively well over the period, with rates so low, future returns will most likely come from income rather than appreciation.


PORTFOLIO STRATEGY

     Tax-Free Intermediate Bond Fund

     Fund performance was strong for the 6- and 12-month periods ended August 31, slightly trailing the Lipper average during the past six months but surpassing it over the longer period. The fund's net asset value rose from $11.00 per share at the end of February to $11.20, while the dividend per share remained stable at $0.24.

Portfolio Characteristics
--------------------------------------------------------------------------------

                                              2/28/01                8/31/01
--------------------------------------------------------------------------------

Weighted Average
Maturity (years)                                  7.2                    7.7

Weighted Average Effective
Duration (years)                                  4.5                    4.7

Weighted Average Quality *                         AA                     AA


* Based on T. Rowe Price research.

     Intermediate-term interest rates fell during the reporting period, but less sharply than short-term rates. For example, seven-year general obligation yields declined 30 basis points from 4% to 3.70% while three-year rates dropped 70 basis points. This was a result of the Federal Reserve's aggressive rate-cutting program. The Fed's actions tend to affect short-term rates more than intermediate- and long-term rates.


Top 5 Sectors
--------------------------------------------------------------------------------

Portfolio Characteristics
--------------------------------------------------------------------------------

                                           Percent of             Percent of
                                           Net Assets             Net Assets
                                              2/28/01                8/31/01
--------------------------------------------------------------------------------

General Obligations - State                        14%                    16%

General Obligations - Local                        12                     16

Electric Revenue                                    6                     13

Dedicated Tax Revenue                              13                     12

Lease Revenue                                       4                      8


     We kept the fund's interest rate exposure slightly long throughout the period. While this strategy helped performance, our positioning along the yield curve played a very important role. (The yield curve graphically depicts the relationship among short-, intermediate-, and long-term yields.) Our overweighting in five-year bonds benefited results but was somewhat offset by exposure to the 15-year sector, which we increased toward the end of the period because it appeared undervalued at the time. The fund's duration rose from 4.5 to 4.7 years over six months, a reflection of our general strategy. (A fund with a duration of five years would fall or rise about 5% in price in response to a one-percentage-point rise or fall in interest rates.)


Portfolio Characteristics
--------------------------------------------------------------------------------

                                              2/28/01                8/31/01
--------------------------------------------------------------------------------

Weighted Average
Maturity (years)                                 15.7                   16.3

Weighted Average Effective
Duration (years)                                  7.2                    6.8

Weighted Average Quality *                        AA-                    AA-


* Based on T. Rowe Price research.


     Overall credit quality was unchanged, although the composition of our holdings did change slightly. State and local general obligation and lease revenue bonds increased, while we reduced our allocation to solid waste, water and sewer, and education revenue bonds. The portfolio's component of electric revenue securities rose significantly as we combined the nuclear and electric revenue sectors; consolidation within the industry has made the distinction between these segments less relevant.


PORTFOLIO STRATEGY

     Tax-Free Income Fund

     The fund provided solid returns for the six-month and one-year periods as interest rates continued to trend lower. The net asset value rose from $9.72 to $9.93 over the past six months, continuing the strength shown during the past year. As prices rose, the fund's dividend yield declined from 4.95% to 4.83%, a modest move considering that market rates fell anywhere from 20 to 80 basis points, depending on the maturity of the bond. While we try to manage the fund to benefit from interest rates moves, we also try to preserve tax-free income by holding on to bonds purchased in higher interest rate environments.

     Probably the most important influence on bond fund returns this year was the steepening yield curve as short-term rates fell by more than 75 basis points in the last six months, while long-term rates declined by only about
     25. From March through late May, long-term rates rose modestly as concerns about energy prices and fiscal discipline at the federal government weighed on the market. During this period, we kept our duration in what we consider a neutral position. (A fund with a duration of seven years would fall or rise about 7% in price in response to a one-percentage-point rise or fall in interest rates.)

     In late May and June, as a weaker economy became clear and inflation concerns receded, the long end of the market began to rally and long-term rates fell. We took advantage of more favorable markets to lengthen duration a bit. By the end of August, as long-term rates approached 5%, the fund's weighted average maturity was half a year longer than six months ago while the duration was shorter, a result of many bonds trading to their call dates instead of maturity. Although our returns were certainly respectable, in retrospect we would have been better served by buying more intermediate-term bonds to benefit from the steepening yield curve.


Top 5 Sectors
--------------------------------------------------------------------------------

                                           Percent of             Percent of
                                           Net Assets             Net Assets
                                              2/28/01                8/31/01
--------------------------------------------------------------------------------

Electric Revenue                                    3%                    14%

Hospital Revenue                                   14                     14

Prerefunded Bonds                                   8                      8

General Obligations - Local                         9                      8

Water and Sewer Revenue                             6                      8


     At the beginning of the period, we identified an opportunity in medium- and lower-rated bonds that had underperformed in 2000. Although the economy continued to slow in 2001, we selectively added some single-A and BBB rated bonds that met our credit tests and appeared to offer attractive return potential. For example, we sold insured hospital revenue bonds and bought uninsured bonds that we thought would benefit as this sector began to recover from three difficult years. We also added some electric utility bonds that we felt would be good performers going forward.

     All in all, the additions represented about 2% of the portfolio's assets, not enough to move our relatively high average credit quality, but enough to help performance as these bonds' returns were higher than most AAA and AA rated credits. They also provided an important offset to declining income from our short-term investments. For the near term, we expect to maintain our strategy of keeping the portfolio at least in a neutral or longer duration posture and preserving higher-yielding securities to maintain income.


PORTFOLIO STRATEGY

     Tax-Free High Yield Fund

     The Tax-Free High Yield Fund posted solid returns for the six-month reporting period and generated exceptional absolute and relative returns versus our peer group for the 12-month period. The fund's net asset value rose from $11.56 to $11.84 a share over the last six months as declining interest rates and improved markets for high-yield credits benefited performance.


Portfolio Characteristics
--------------------------------------------------------------------------------

                                              2/28/01                8/31/01
--------------------------------------------------------------------------------

Weighted Average
Maturity (years)                                 17.7                   17.6

Weighted Average Effective
Duration (years)                                  7.5                    7.0

Weighted Average Quality *                       BBB+                   BBB+


* Based on T. Rowe Price research.


Top 5 Sectors
--------------------------------------------------------------------------------

                                           Percent of             Percent of
                                           Net Assets             Net Assets
                                              2/28/01                8/31/01
--------------------------------------------------------------------------------

Life Care/Nursing Home Revenue                     14%                    15%

Hospital Revenue                                   16                     15

Industrial and Pollution

Control Revenue                                    12                     12

Electric Revenue                                    2                     12

Prerefunded Bonds                                   8                      7



     The major factor influencing high-yield tax-free bonds during the past six months was the significant shift in investor sentiment toward lower-rated debt in a declining interest rate environment. Yields on medium- and lower-quality securities followed yields on AAA municipals lower as concerns about the health of the U.S. economy deepened. However, the price appreciation of higher-yielding municipals outpaced the high-grade market as investors sharply reversed a two-year stretch during which there was a wide gap between the yields of high- and low-quality securities. The lower yields on AAA rated securities attracted many investors to our higher-yielding sector.

     Hospital and health care bonds led the rally in our area. The hospital segment of the Lehman Municipal Index (a broad universe of municipal bonds used as a proxy for the market) outperformed the overall index by more than two percentage points (7.01% vs. 4.75%) over the last six months and by more than three points for the 12-month period (13.42% vs. 10.19%). Stronger financial performance from health care providers and brighter reimbursement prospects aided this sector's underlying fundamental outlook. Corporate-backed debt also fared well, outpacing the Lehman Municipal Index by six-tenths of one percent, mirroring the performance of Old Economy credits in the taxable bond market.

     We selectively added to lower-rated bonds throughout the period. Moving forward, however, we are more cautious in our outlook for them. The sharp rally in high-yield bonds came at a time when the overall economy is quite weak. Many higher-yielding credits have moved from significantly undervalued levels to fully valued levels. As a result, we will be opportunistic in our approach, relying heavily on our exceptional research team to identify undervalued high-yield municipals.

  Quality Diversification
  ------------------------------------------------------------------------------
  AAA                                                                  13
  AA                                                                   14
  A                                                                    15
  BBB                                                                  25
  BB and below                                                         33



OUTLOOK

Interest rates have fallen so sharply this year that at times it's been difficult to maintain investor interest-a level typically described as "rate shock." Yet this environment is especially beneficial to municipal bond owners. When Treasury yields decline, municipal yields generally tend to fall more slowly. As a result, municipals are providing better income to investors than after-tax Treasury income, even to investors in the lowest tax brackets.

Moving forward, the bond market in general and municipal bonds in particular should fare well against a backdrop of stagnant to possibly negative economic growth. In the aftermath of the tragic terrorist attacks on the U.S., domestic and global growth is expected to slow even more than had been anticipated. While the extent of the domestic slowdown is difficult to predict, the Federal Reserve lowered rates again in September and is likely to continue cutting short-term rates until signs of a recovery emerge.

While there are reasons to be cautious considering the impressive returns of the past year, even with the historically low level of interest rates and the significant level of monetary and fiscal stimulus injected into the economy, it seems premature to begin forecasting higher rates. We think the weaker economy will be the major influence on interest rates over the near term. We recognize, however, that these are uncertain times for the markets, and we will be flexible in our response to conditions as they transpire.

Respectfully submitted,


Joseph K. Lynagh
Chairman of the Investment Advisory Committee
Tax-Exempt Money Fund


Charles B. Hill
Chairman of the Investment Advisory Committees
Tax-Free Short-Intermediate and Tax-Free Intermediate Bond Funds


Mary J. Miller
Chairman of the Investment Advisory Committees
Tax-Free Income and Tax-Free High Yield Funds

September 16, 2001


Performance Comparison
--------------------------------------------------------------------------------

These charts show the value of a hypothetical $10,000 investment in each fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

TAX-EXEMPT MONEY SHARES
--------------------------------------------------------------------------------
                                               Lipper             Tax-Exempt
                                        Funds Average           Money Shares
--------------------------------------------------------------------------------

8/91                                            10000                  10000
8/92                                            10317                  10299
8/93                                            10531                  10514
8/94                                            10746                  10743
8/95                                            11093                  11095
8/96                                            11434                  11446
8/97                                            11783                  11806
8/98                                            12145                  12183
8/99                                            12467                  12522
8/00                                            12875                  12950
8/01                                            13263                  13363


TAX-EXEMPT MONEY PLUS SHARES
--------------------------------------------------------------------------------
                                                                  Tax-Exempt
                                               Lipper             Money PLUS
                                              Average                  Share
--------------------------------------------------------------------------------

11/1/98                                         10000                  10000
8/99                                            10215                  10206
8/00                                            10551                  10535
8/01                                            10869                  10853



TAX-FREE SHORT-INTERMEDIATE FUND
--------------------------------------------------------------------------------

                                                  Lipper
                 Lehman  Brothers     Short-Intermediate               Tax-Free
                        3-Year GO         Municipal Debt     Short-Intermediate
                       Bond Index          Funds Average                   Fund
--------------------------------------------------------------------------------

8/91                        10000                  10000                  10000
8/92                        10879                  10858                  10709
8/93                        11595                  11722                  11403
8/94                        11895                  11939                  11651
8/95                        12708                  12652                  12336
8/96                        13208                  13112                  12810
8/97                        13941                  13866                  13492
8/98                        14745                  14668                  14248
8/99                        15174                  14931                  14579
8/00                        15887                  15575                  15235
8/01                        17150                  16788                  16423



TAX-FREE INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------

                                                  Lipper
                  Lehman Brothers           Intermediate               Tax-Free
                 7-Year Municipal         Municipal Debt           Intermediate
Bond Index          Funds Average              Bond Fund
--------------------------------------------------------------------------------

11/30/92                    10000                  10000                  10000
8/93                        10883                  10892                  11103
8/94                        11037                  11020                  11308
8/95                        12007                  11829                  12212
8/96                        12475                  12343                  12696
8/97                        13446                  13260                  13572
8/98                        14471                  14242                  14599
8/99                        14688                  14299                  14652
8/00                        15597                  15055                  15460
8/01                        17061                  16413                  16876


TAX-FREE INCOMEFUND
--------------------------------------------------------------------------------

                 Lehman  Brothers         Lipper General               Tax-Free
                        Municipal         Municipal Debt                 Income
                       Bond Index          Funds Average                   Fund
--------------------------------------------------------------------------------
8
/91                        10000                  10000                  10000
8/92                        11116                  11136                  11166
8/93                        12473                  12507                  12676
8/94                        12490                  12400                  12575
8/95                        13598                  13340                  13594
8/96                        14310                  14013                  14336
8/97                        15633                  15287                  15623
8/98                        16985                  16580                  17008
8/99                        17070                  16343                  16813
8/00                        18226                  17197                  17836
8/01                        20084                  18905                  19736


TAX-FREE HIGH YIELDFUND
--------------------------------------------------------------------------------

                                       Lipper High Yield               Tax-Free
                  Lehman Brothers         Municipal Debt             High Yield
               Revenue Bond Index          Funds Average                   Fund
--------------------------------------------------------------------------------

8/91                        10000                  10000                  10000
8/92                        11181                  11011                  11145
8/93                        12638                  12229                  12615
8/94                        12619                  12311                  12711
8/95                        13742                  13270                  13701
8/96                        14544                  13990                  14500
8/97                        15971                  15352                  15991
8/98                        17390                  16699                  17408
8/99                        17464                  16582                  17202
8/00                        18603                  16683                  17658
8/01                        20500                  17853                  19284


Average Annual Compound Total Return
--------------------------------------------------------------------------------

  This table shows how each fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


  Periods                                                     Since    Inception
  Ended 8/31          1 Year      5 Years     10 Years     Inception       Date
  ------------------------------------------------------------------------------

  Tax-Exempt
  Money                 3.19%        3.15%        2.94%        --       4/8/81

  Tax-Exempt
  Money PLUS            3.02         --           --           2.93%   11/1/98

  Tax-Free
  Short-Intermediate    7.80         5.10         5.09         --     12/23/83

  Tax-Free
  Intermediate Bond     9.16         5.86         --           6.16   11/30/92

  Tax-Free
  Income               10.66         6.60         7.04         --     10/26/76

  Tax-Free
  High Yield            9.21         5.87         6.79         --       3/1/85



  Investment return represents past performance and will vary. Shares of the bond funds may be worth more or less at redemption than at original purchase, as their principal value will fluctuate. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. Investments in the money fund and PLUS Class shares are not insured or guaranteed by the FDIC or any other government agency. Although they seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the money fund and PLUS Class shares.


For fund and account information
or to conduct transactions,
24 hours, 7 days a
week By touch-tone telephone
Tele*Access(registered trademark)  1-800-638-2587
By Account Access on the Internet
www.troweprice.com/access

For assistance with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132

To open a brokerage account
or obtain information, call:
1-800-638-5660

For the hearing impaired, call:
1-800-367-0763

Internet address:
www.troweprice.com
Plan Account Lines for retirement
plan participants:
The appropriate 800 number
appears on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus appropriate to the fund or funds covered in this report.

Investor Centers:
For directions, call 1-800-225-5132
or visit our Web site at
www.troweprice.com/investorcenters

Baltimore Area
Downtown
105 East Lombard Street

Owings Mills
Three Financial Center
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Boston Area
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Wellesley

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Oak Brook

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Warner Center
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Woodland Hills

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Short Hills, New Jersey

San Francisco Area
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Walnut Creek

Tampa
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10th Floor

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Downtown
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Suite 150

T. Rowe Price Invest with Confidence (registered trademark)
T. Rowe Price Investment Services, Inc., Distributor.         C03-051  8/31/01